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Biogen Idec R&D Strategy Cecil B. Pickett, PhD President, Research & Development March 25, 2009

Forward Looking Statements and Important Information This presentation includes forward-looking statements about: - estimates of the market potential for our product candidates - our expected filings with regulatory agencies - the anticipated development and timing of programs in our clinical pipeline Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those that we express or imply, including the uncertainty of success in commercializing our products, the occurrence of adverse safety events with our products, competitive pressures, our dependence on collaborations over which we may not always have full control, our ability to attract and retain qualified personnel, our ability to protect our intellectual property rights and the cost of doing so, product liability claims, and the other risks and uncertainties that are described in Item 1.A. Risk Factors in our annual report on Form 10-K and in other reports we file with the SEC. These forward-looking statements speak only as of the date of this presentation, and we do not undertake any obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Biogen Idec and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Biogen Idec in connection with the Company's 2009 annual meeting of stockholders. Information concerning the interests of participants in the solicitation of proxies will be included in any proxy statement filed by Biogen Idec in connection with the Company's 2009 annual meeting of stockholders. In addition, Biogen Idec files annual, quarterly and special reports with the Securities and Exchange Commission (the "SEC"). The proxy statements and other reports, when available, can be obtained free of charge at the SEC's web site at www.sec.gov or from Biogen Idec at www.biogenidec.com. Biogen Idec stockholders are advised to read carefully any proxy statement filed in connection with the Company's 2009 annual meeting of stockholders when it becomes available before making any voting or investment decision. The Company's proxy statement will also be available for free by writing to Biogen Idec Inc., 14 Cambridge Center, Cambridge, MA 02142. In addition, copies of the proxy materials may be requested from our proxy solicitor, Innisfree M&A Incorporated, by toll-free telephone at (877) 750-5836 or by e-mail at info@innisfreema.com.

Biogen Idec R&D Strengths Strong R&D fundamentals World class biotherapeutic discovery and development organization Focused drug discovery and development efforts Neurology Immunology Oncology Cardiology Strong link between discovery research, clinical development, and strategic business units Proven track record of discovering and developing innovative molecules Extensive biologic manufacturing expertise

R&D Strategy Preclinical Proof-of- Concept Registration & Filing First-in-Human 5 programs 13 programs 7 programs 20 programs Focus on novel therapeutics to address areas of high unmet medical need Internal discoveries and in- licensing opportunities First-in-Class molecules as well as Best-in-Class molecules Biologics and small molecules

Goal of Strong Growth in Registrational Programs BG-12 MS Galiximab Lumiliximab Lixivaptan - Hyponatremia Ocrelizumab RA BG-12 MS Galiximab Lumiliximab Lixivaptan - Hyponatremia Ocrelizumab RA ADENTRI(r) IV BG-12 MS Galiximab Lumiliximab Lixivaptan - Hyponatremia Ocrelizumab RA ADENTRI IV PEG-IFN BG-12 MS Galiximab Lumiliximab Lixivaptan - Hyponatremia Ocrelizumab RA ADENTRI IV PEG-IFN Lixivaptan - HF Daclizumab Registration Programs Q108 1H 08 Q308 2H 08 Q109 1H 09 Q309 2H 09 Ph 1 5 5 7 6 6 5 5 5 Ph 2 13 13 12 14 15 15 12 12 Ph 3 4 5 5 6 9 7 11 9 PMC 3 3 3 3 3 3 3 3 Label 25 25 27 30 33 33 31 32

Independent Assessment by Moody's - Highest Quality Late Stage Pipeline Moody's Investors Service research Issuer Scorecard: Large U.S. Pharmaceutical Companies published February 2009 Most recent rating methodology mapping for 12 large U.S.-based pharmaceutical and biotech companies Ranking of the 12 companies from strongest to weakest on several important criteria Biogen Idec ranked Highest on late-stage pipeline quality Top third on pipeline diversity, within the most diverse category Additional details at www.moodys.com Table 2 Late-Stage Pipeline Quality Biogen Idec (Baa3) 54.3% Allergan (A3) 31.8% Schering-Plough (Baa1) 27.7% J&J (Aaa) / Pharma Only** 27.5% Amgen (A3) 23.8% Genentech (A1*) 21.0% Wyeth (A3*) 20.1% Eli Lilly & Company (A1) 18.8% Bristol-Myers Squibb (A2) 16.8% Merck & Co., Inc. (Aa3) 16.5% Abbott (A1) / Pharma Only** 14.2% J&J (Aaa) / Total Company** 11.4% Abbott (A1) / Total Company** 11.4% Pfizer (Aa1*) 10.0% = Highest score (> 30%) = Lowest score (< 15%) * Ratings under review ** Ratios shown on both bases for J&J and Abbott

Delivering Data Readouts and Decision Points


Positive Readout
Daclizumab in RRMS – Ph2 (CHOICE)
Baminercept in RA – Ph2a
RITUXAN® in DMARD-IR RA – Ph3
RITUXAN in CLL – Ph3
RITUXAN in DMARD-naïve RA – Ph3
Hsp90i in GIST – Ph2a
BIIB14 in PD – Ph2a
H2 2007
H1 2008
H2 2008
H1 2009
RITUXAN in SLE – Ph2/3
RITUXAN in PPMS – Ph3
Volociximab in Ovarian – Ph2
Baminercept in RA – Ph2b
RITUXAN in LN – Ph3
Negative Readout

Potential Readouts 2009 & 2010

- AVONEX in UC – Ph2
- CDP323 in RRMS – Ph2
- Daclizumab in RRMS – Ph2 (SELECT)
- Long Acting rFactor IX in Hemophilia B – Ph1/2
- Lumiliximab in CLL – Ph2 portion of Ph2/3
- Ocrelizumab in RRMS – Ph2
- Ocrelizumab in RA – Ph3

CLL – chronic lymphocytic leukemia; RRMS – relapsing remitting multiple sclerosis; RA – rheumatoid arthritis; UC – ulcerative colitis biogen idec

14 Patents and Publications Recent Patents 5,763 Total Biogen Idec Patents Total Issued WW (approx.) Total Pending WW (approx.) 2,877 2,886 2008 Publications 89 Peer Reviewed Publications in 2008 Clinical Publications 38 Immunology 34 Neurology 22 Oncology 13 Cardiovascular 12 Hematology 7 0 100 200 300 400 500 600 700 800 900 2006 2007 2008 Patents Issued Applications Filed

R&D Organization Summary Outstanding people at all levels in the R&D Organization Robust pipeline with important compounds at all stages of development World-class expertise in discovery and development of biologics Focus on executing clinical trials Continue developing compounds in registrational programs Move earlier programs rapidly to proof-of-concept

Biogen Idec Pipeline Summary Cecil B. Pickett, PhD President, Research & Development March 25, 2009

Robust Pipeline - Late, Early, Discovery Product pipeline significantly strengthened over past three years More than 20 programs added to the clinical pipeline or advanced to next clinical step since the start of 2007 More than ten molecules accessed via business development strategy 60 clinical trials ongoing More than four fold increase in patients enrolled in clinical trials since 2007 15 indications across neurology, oncology, immunology, cardiopulmonary and hemophilia Seven programs currently in registrational trials and filing 20 programs in Phase 2 or beyond More than 35 preclinical and discovery research programs

Neurology Oncology Cardiopulmonary & Emerging Areas Immunology 14 AVONEX TYSABRI BG-12 Daclizumab Multiple sclerosis Multiple sclerosis Multiple sclerosis Multiple sclerosis Pre-Clinical Phase 1 Phase 2 Phase 3 Market RITUXAN FUMADERM(r) TYSABRI RITUXAN Ocrelizumab Rheumatoid arthritis Psoriasis Crohn's disease ANCA-Associated Vasculitis Rheumatoid arthritis Pre-Clinical Phase 1 Phase 2 Phase 3 Market RITUXAN Galiximab Lumiliximab NHL & CLL (Ph. 3) NHL CLL Pre-Clinical Phase 1 Phase 2 Phase 3 Market Lixivaptan ADENTRI(r) (IV) Heart Failure / Hyponatremia Acute Heart Failure Pre-Clinical Phase 1 Phase 2 Phase 3 Market January 2007 Pipeline 2007 and 2008 Progress Late Stage Pipeline Seven programs in registrational trials and filing

Early Stage Pipeline

Neurology

Pre-Clinical | Phase 1 | Phase 2 | Phase 3 | Market

Program	Indication
Ocrelizumab	Multiple sclerosis
CDP323	Multiple sclerosis
BIIB014	Parkinson's
PEGylated-IFNβ1a	Multiple sclerosis
Neublastin	Pain
Anti-LINGO-1	MS
S1P agonist	MS
BART	AD

Oncology

Pre-Clinical | Phase 1 | Phase 2 | Phase 3 | Market

Program	Indication
Volociximab	Solid tumors
HSP90 Inhibitor	Solid tumors
GA101	NHL/CLL
TYSABRI	Multiple Myeloma
Anti-IGF-1R	Solid
Anti-Cripto-DM4	Solid
RAF Inhibitor	Solid
Anti-Fn14	Solid

Immunology

Pre-Clinical | Phase 1 | Phase 2 | Phase 3 | Market

Program	Indication
AVONEX	Ulcerative Colitis
BG-12	Rheumatoid arthritis
Anti-TWEAK	RA
Anti-CD40L	SLE
Anti-FcRn	Inflam

Cardiopulmonary & Emerging Areas

Pre-Clinical | Phase 1 | Phase 2 | Phase 3 | Market

Program	Indication
ADENTRI (oral)	Chronic Heart Failure
Long Acting rFactor IX	Hemophilia B
Long Acting rFactor VIII	Hem A

20 Programs in Phase 2 and Beyond

January 2007 Pipeline | 2007 and 2008 Progress

biogen idec

Biogen Idec Research & Development Day March 25, 2009